                         ANNUAL REPORT / OCTOBER 31 1999

                                AIM CHARTER FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                 FULL SAIL, 1907, BY JAMES G. TYLER, 1855-1931

        A CLIPPER WITH BILLOWING SAILS CUTTING THROUGH A CALM BLUE SEA,

        THIS MARITIME SCENE DEPICTS OPTIMISM, CONFIDENCE AND A SENSE OF

           PURPOSE, THE SAME QUALITIES EXHIBITED BY AIM CHARTER FUND.

                     -------------------------------------

AIM Charter Fund is for shareholders who seek growth of capital with a secondary objective of current income. The fund invests in securities of companies with a history of stable and improving earnings and generally increasing dividend payouts.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o Had fees and expenses not been waived during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the period ended 9/30/99 (the most recent calendar quarter end), are as follows: for Class A shares, one year, 29.57%; five years, 20.67%; 10 years, 15.54%. Class B shares, one year, 31.18%, inception (6/26/95), 20.36%. Class C shares, one year, 35.17%; inception (8/4/97), 14.65%.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.574 per share for Class A shares and $0.537 per share for Class B and Class C shares.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income mutual funds.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o You cannot invest in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                AIM CHARTER FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                        The fiscal year discussed in this report reconfirmed our
  [PHOTO OF         faith in two long-established principles of investing:
 Charles T.         portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
the Board of        opened on October 31, 1998, saw a market dominated by
  THE FUND          large-capitalization stocks and high-quality bonds,
APPEARS HERE]       especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                      -------------------------------------

                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM CHARTER FUND SHOWS STELLAR PERFORMANCE

THE STOCK MARKET HAS BEEN VERY VOLATILE OVER THE REPORTING PERIOD. HOW DID AIM CHARTER FUND PERFORM?
AIM Charter Fund produced outstanding results despite market volatility. As of October 31, 1999, the fund's Class A shares produced a total annual return of 34.05%, while Class B and Class C shares returned 33.06%. These returns are at net asset value, which means they do not include sales charges. The fund's performance beat that of the S&P 500, which returned 25.66% over the time period. The fund's net assets rose from $5.2 billion to approximately $7.4 billion over the fiscal year.

WHAT WERE MARKET CONDITIONS LIKE OVER THE REPORTING PERIOD?
Investor concern over interest rates repeatedly roiled the markets. In June and August, the Federal Reserve Board (the Fed) raised rates in two quarter-point moves. At its October meeting, the Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the near future. Shortly after the close of the fiscal year, the Fed lifted interest rates by another quarter point.
    Meanwhile, the market reversed its long-term trend toward large stocks as investors turned to small- and mid-sized stocks. These smaller stocks had been undervalued for some time, and they became attractive as many large stocks suffered earnings disappointments. The third quarter of 1999 was somewhat difficult as a result, but markets rebounded in October.

HOW DID YOU MANAGE THE FUND DURING THESE CONDITIONS?
With earnings growth slowing for many large companies, fewer stocks met our investment criteria. Over the fiscal year, we cut the number of holdings in the fund's portfolio from 145 to 75. Paring down the portfolio allowed us to concentrate on stocks that exhibited the strongest earnings performance.

WHAT WERE THE TOP SECTORS FOR THE FUND?
The fund continued to focus on leading technology, financial and health-care stocks. Over the fiscal year, the fund's technology concentration increased from 21% to 30%, while its investments in financial and health-care stocks held steady or decreased slightly.

WHY IS TECHNOLOGY SO IMPORTANT TO THE FUND?
Technology was one of the strongest market sectors over the fiscal year. For example, in the third quarter, the S&P 500 declined by 6.24%, but its technology segment posted a positive return of 4.43%. Our heavy weighting in technology is one of the main reasons the fund beat the S&P 500 over the fiscal year.
    The fund held stocks of companies involved in Internet infrastructure, such as software, wireless communications and cable-TV firms. A new stock among our top 10 holdings is Novell, which makes software that connects PCs to corporate networks. The company has seen tremendous growth this year based on the success of its Internet-related products.

THE FUND'S LARGEST HOLDING IS MICROSOFT. HOW WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT?
After the close of the reporting period, a federal judge ruled that Microsoft is a monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it's unlikely that a final

NET ASSETS CONTINUE TO GROW

================================================================================
10/31/98      $5.2 billion

10/31/99      $7.4 billion
===============================================================================

FUND BEATS S&P 500

AIM CHARTER FUND VS. BENCHMARK INDEX

Total returns, excluding sales charges, for the year ended 10/31/99

===============================================================================
AIM CHARTER FUND CLASS C SHARES                   34.05%

AIM CHARTER FUND CLASS B SHARES                   33.06%

AIM CHARTER FUND CLASS A SHARES                   33.06%

S&P 500 Index                                     25.66%
===============================================================================

                      -------------------------------------

                       WE BELIEVE THE ENVIRONMENT REMAINS

                         FAVORABLE FOR EQUITIES DESPITE

                         SHORT-TERM MARKET VOLATILITY.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

decision will be made until 2001. While we cannot comment on our specific plans to buy or sell stocks, we can say that as of this time, Microsoft remains a large holding in the fund. We believe that the company's growth prospects remain strong, especially with the upcoming introduction of two new software products:
Office 2000 and Windows 2000. Over the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

AFTER THE CLOSE OF THE REPORTING PERIOD, ONE OF THE FUND'S TOP HOLDINGS, TYCO INTERNATIONAL, FELL VICTIM TO CONCERNS ABOUT ITS ACCOUNTING METHODS. WHAT HAS BEEN YOUR RESPONSE?
In recent months, concerns have arisen over have arisen over Tyco's accounting methods. While no wrongdoing has been proven, Tyco and its stock price remain under scrutiny. Most recently, the Securities and Exchange Commission launched an informal investigation of the company, which Tyco voluntarily made public. While we have no reason to believe that accounting irregularities exist, we do recognize that this issue may take time to be resolved. As a result, we elected to reduce our exposure by selling some of our position in the stock after the close of the reporting period. While the outcome of this situation is difficult to predict, we remain confident in the company and its management team. They have proven to be significant creators of value for shareholders over the years, and we expect they will continue this record of success despite current issues.

WHAT WERE CONDITIONS LIKE FOR FINANCIAL STOCKS?
Interest-rate concerns have plagued financial stocks, causing them to experience substantial volatility. But the long-term prospects for banks and insurance companies seem favorable based on the continued strength of their earnings.
    Another issue gives us reason to believe that financial stocks may soon recover. After the close of the fiscal year, Congress reformed the Glass-Steagall Act (created to separate commercial and investment banking). Many analysts believe this may set off a blizzard of merger-and-acquisition activity among banks, insurance companies, investment managers and brokers.

BESIDES TECHNOLOGY, WHAT OTHER AREAS PERFORMED WELL FOR THE FUND?
The fund increased its holdings in consumer cyclicals, including retail stocks. For much of the period, consumer-cyclical companies benefited from a booming economy, nearly full employment and robust sales. Dayton Hudson, which owns Marshall Fields, Target and Mervyn's stores, became a top 10 holding for the fund near the end of the reporting period. The company reported strong earnings in its most recent quarter based on sales growth in its 1,212 stores.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
Our outlook for the market is positive. The United States is experiencing one of the longest expansion periods in its history. The U.S. economy is strong, inflation is low and the country is enjoying a budget surplus. We believe the environment remains favorable for equities despite short-term market volatility.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets                NUMBER OF HOLDINGS  75

=================================================================================================================
TOP 10 HOLDINGS                                          TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------
  1. Microsoft Corp.                          4.78%        1. Computers (Software & Services)              11.21%

  2. Tyco International Ltd.                  4.69         2. Financial (Diversified)                       7.81

  3. American Express Co.                     3.14         3. Health Care (Diversified)                     7.55

  4. International Business Machines Corp.    3.01         4. Computers (Hardware)                          6.57

  5. Novell, Inc.                             3.00         5. Broadcasting (Television, Radio & Cable)      5.43

  6. Chase Manhattan Corp. (The)              2.97         6. Retail (General Merchandise)                  5.38

  7. American International Group, Inc.       2.80         7. Manufacturing (Diversified)                   5.19

  8. General Electric Co.                     2.76         8. Communications Equipment                      4.90

  9. Dayton Hudson Corp.                      2.63         9. Health Care (Drugs-Major Pharmaceuticals)     4.05

 10. Cisco Systems, Inc.                      2.51        10. Investment Banking/Brokerage                  3.74

Please keep in mind that the fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================

          See important fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

                       YOUR FUND'S LONG-TERM PERFORMACE

RESULTS OF A
$10,000 INVESTMENT

11/26/68-10/31/99

This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to the stock market over the period 11/26/68-10/31/99. (Please note that performance results for the S&P 500 are for the period 11/30/68-10/31/99.)
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (11/26/68)                14.44%

10 years                            16.37

5 years                             21.83

1 year                              26.63*

* 34.05% excluding sales charges

CLASS B SHARES

Inception (6/26/95)                 21.52%

1 year                              28.06*

* 33.06% excluding sales charges

CLASS C SHARES

Inception (8/4/97)                  16.99%

1 year                              32.06*

* 33.06% excluding sales charges
================================================================================

Your fund's total return includes sales charges, expenses, and management fees. The performance of the fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                                AIM CHARTER FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


in thousands
================================================================================
               AIM Charter Fund,        Lipper Growth &        S&P 500 Index
               Class A Shares          Income Fund Index
--------------------------------------------------------------------------------
11/26/68            9500
10/31/69            9562                     9020.93             9237.5
10/31/70            7024                     7799.08             8213.91
10/31/71            9170                     9109.63             9598.09
10/31/72            12768                    10509.3             11702.3
10/31/73            14160                    10360.4             11703.3
10/31/74            9720                     7891.16             8334.92
10/31/75            11892                    9912.43             10499.8
10/31/76            14361                    11936               12616.2
10/31/77            16072                    11723.2             11854.5
10/31/78            21504                    12661.7             12607.3
10/31/79            27400                    15052               14554.5
10/31/80            42236                    19848.5             19227.6
10/31/81            45396                    20370.6             19337.5
10/31/82            49230                    24321.8             22486.6
10/31/83            63803                    30952.4             28770.8
10/31/84            58888                    32352.4             30602.9
10/31/85            67374                    38411.3             36518.6
10/31/86            88655                    50075.9             48637.9
10/31/87            94617                    51254.6             51750
10/31/88            100199                   60569.4             59387
10/31/89            133941                   73178.9             75038.4
10/31/90            139104                   64719.1             69425.8
10/31/91            191473                   86509.6             92625.1
10/31/92            199461                   94213.9             101840
10/31/93            233203                   112580              117023
10/31/94            227257                   116140              121537
10/31/95            288684                   139691              153633
10/31/96            336899                   169574              190630
10/31/97            433165                   217110              251820
10/31/98            481675                   237632              307251
10/31/99            647552                   275721              386099

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-92.27%

BANKS (MONEY CENTER)-2.97%

Chase Manhattan Corp. (The)          2,500,000   $  218,437,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.67%

AT&T Corp.-Liberty Media
  Group-Class A(a)                   1,000,000       39,687,500
---------------------------------------------------------------
Comcast Corp.-Class A                3,000,000      126,375,000
---------------------------------------------------------------
MediaOne Group, Inc.(a)              2,500,000      177,656,250
---------------------------------------------------------------
                                                    343,718,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.90%

Corning, Inc.                          500,000       39,312,500
---------------------------------------------------------------
Lucent Technologies Inc.             1,755,000      112,758,750
---------------------------------------------------------------
Motorola, Inc.                         850,000       82,821,875
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)                800,000       92,450,000
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      150,000       33,412,500
---------------------------------------------------------------
                                                    360,755,625
---------------------------------------------------------------

COMPUTERS (HARDWARE)-6.27%

Dell Computer Corp.(a)               1,500,000       60,187,500
---------------------------------------------------------------
International Business Machines
  Corp.(b)                           2,250,000      221,343,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,700,000      179,881,250
---------------------------------------------------------------
                                                    461,412,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.51%

Cisco Systems, Inc.(a)               2,500,000      185,000,000
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-2.33%
EMC Corp.(a)                         1,250,000       91,250,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.-Class A(a)                    1,024,500       79,975,031
---------------------------------------------------------------
                                                    171,225,031
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-10.27%

America Online, Inc.(a)                600,000       77,812,500
---------------------------------------------------------------
Microsoft Corp.(a)                   3,800,000      351,737,500
---------------------------------------------------------------
Novell, Inc.(a)                     11,000,000      220,687,500
---------------------------------------------------------------
VERITAS Software Corp.(a)              650,000       70,118,750
---------------------------------------------------------------
Yahoo! Inc.(a)                         200,000       35,812,500
---------------------------------------------------------------
                                                    756,168,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

CONSUMER FINANCE-0.74%

Providian Financial Corp.              500,000   $   54,500,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.76%

General Electric Co.                 1,500,000      203,343,750
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.55%

Linear Technology Corp.                600,000       41,962,500
---------------------------------------------------------------
Texas Instruments, Inc.                800,000       71,800,000
---------------------------------------------------------------
                                                    113,762,500
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.82%

Applied Materials, Inc.(a)             500,000       44,906,250
---------------------------------------------------------------
Teradyne, Inc.(a)                      400,000       15,400,000
---------------------------------------------------------------
                                                     60,306,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.81%

American Express Co.                 1,500,000      231,000,000
---------------------------------------------------------------
Citigroup, Inc.                      2,300,000      124,487,500
---------------------------------------------------------------
Fannie Mae                           1,000,000       70,750,000
---------------------------------------------------------------
Freddie Mac                          2,750,000      148,671,875
---------------------------------------------------------------
                                                    574,909,375
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-7.55%

American Home Products Corp.         1,400,000       73,150,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.             2,000,000      153,625,000
---------------------------------------------------------------
Johnson & Johnson                    1,500,001      157,125,084
---------------------------------------------------------------
Warner-Lambert Co.                   2,150,000      171,596,875
---------------------------------------------------------------
                                                    555,496,959
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-4.05%

Pfizer, Inc.                         3,750,000      148,125,000
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.               950,000       51,240,625
---------------------------------------------------------------
Schering-Plough Corp.                2,000,000       99,000,000
---------------------------------------------------------------
                                                    298,365,625
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.64%

Guidant Corp.                        1,750,000       86,406,250
---------------------------------------------------------------
Medtronic, Inc.                      1,000,000       34,625,000
---------------------------------------------------------------
                                                    121,031,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

INSURANCE (MULTI-LINE)-2.80%

American International Group,
  Inc.                               2,000,000   $  205,875,000
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-3.74%

Goldman Sachs Group, Inc. (The)        150,000       10,650,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              500,000       39,250,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                     1,250,000      137,890,625
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         2,250,000       87,609,375
---------------------------------------------------------------
                                                    275,400,000
---------------------------------------------------------------

LODGING-HOTELS-0.76%

Carnival Corp.                       1,250,000       55,625,000
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-5.19%

Tyco International Ltd.(b)           8,650,000      345,459,375
---------------------------------------------------------------
United Technologies Corp.              600,000       36,300,000
---------------------------------------------------------------
                                                    381,759,375
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.50%

Baker Hughes, Inc.                   1,250,000       34,921,875
---------------------------------------------------------------
Halliburton Co.                        800,000       30,150,000
---------------------------------------------------------------
Schlumberger Ltd.                      750,000       45,421,875
---------------------------------------------------------------
                                                    110,493,750
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.33%

Conoco, Inc.-Class B                   900,000       24,412,500
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.18%

Mobil Corp.                            900,000       86,850,000
---------------------------------------------------------------

RAILROADS-0.48%

Kansas City Southern Industries,
  Inc.                                 750,000       35,578,125
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.89%

Home Depot, Inc. (The)                 749,993       56,624,472
---------------------------------------------------------------
Lowe's Companies, Inc.               1,500,000       82,500,000
---------------------------------------------------------------
                                                    139,124,472
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-2.13%

Best Buy Co., Inc.(a)                1,400,000       77,787,500
---------------------------------------------------------------
Tandy Corp.                          1,250,000       78,671,875
---------------------------------------------------------------
                                                    156,459,375
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.54%

Kroger Co. (The)(a)                  1,916,900       39,895,481
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (GENERAL
  MERCHANDISE)-5.38%

Costco Wholesale Corp.(a)              400,000   $   32,125,000
---------------------------------------------------------------
Dayton Hudson Corp.                  3,000,000      193,875,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                3,000,000      170,062,500
---------------------------------------------------------------
                                                    396,062,500
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.48%

Amazon.com, Inc.(a)                    500,000       35,312,500
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.33%

Concord EFS, Inc.(a)                 1,500,000       40,593,750
---------------------------------------------------------------
First Data Corp.                     1,250,000       57,109,375
---------------------------------------------------------------
                                                     97,703,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.33%

MCI WorldCom, Inc.(a)                2,000,000      171,625,000
---------------------------------------------------------------

TELEPHONE-1.37%

GTE Corp.                              500,000       37,500,000
---------------------------------------------------------------
SBC Communications, Inc.             1,250,000       63,671,875
---------------------------------------------------------------
                                                    101,171,875
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,615,196,054)                             6,791,781,943
---------------------------------------------------------------

CONVERTIBLE PREFERRED
  STOCKS-2.32%

BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.76%

Mediaone Group, Inc.-$2.25
  Series D Conv. Pfd.                  400,000       56,200,000
---------------------------------------------------------------

ELECTRIC COMPANIES-1.56%

Houston Industries, Inc.-$3.29
  Conv. Pfd.                         1,000,000      114,750,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $123,420,376)                    170,950,000
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT

CONVERTIBLE BONDS & NOTES-2.09%

COMPUTERS (HARDWARE)-0.30%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  04/17/98-11/30/98; Cost
  $27,943,750)(c)                 $ 28,300,000       22,074,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.94%

VERITAS Software Corp., Conv.
  Notes, 5.25%, 11/01/04            13,500,000       69,001,875
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

RETAIL (SPECIALTY)-0.51%

Amazon.com, Inc., Conv. Sub.
  Deb., 4.75%, 02/01/09           $ 35,000,000   $   37,275,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.34%

Global Telesystems Group, Inc.,
  Conv. Sr. Unsec. Sub. Notes,
  8.75%, 06/30/00 (Acquired
  02/05/98; Cost $13,002,080)(c)    10,000,000       25,025,000
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes
      (Cost $95,916,763)                            153,375,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

MONEY MARKET FUNDS-4.93%

STIC Liquid Assets Portfolio(d)    181,461,397   $  181,461,397
---------------------------------------------------------------
STIC Prime Portfolio(d)            181,461,397      181,461,397
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $362,922,794)                           362,922,794
---------------------------------------------------------------
TOTAL INVESTMENTS-101.61%                         7,479,030,612
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.61%)                                   (118,345,314)
---------------------------------------------------------------
NET ASSETS-100.00%                               $7,360,685,298
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/99 was $47,099,000 which represented 0.64% of the Fund's net assets.
(d) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

ASSETS:

Investments, at market value (cost
  $5,197,455,987)                             $7,479,030,612
------------------------------------------------------------
Receivables for:
  Investments sold                                11,818,345
------------------------------------------------------------
  Capital stock sold                              10,408,480
------------------------------------------------------------
  Dividends and interest                           7,301,796
------------------------------------------------------------
Investment for deferred compensation plan             83,490
------------------------------------------------------------
Other assets                                         140,597
------------------------------------------------------------
      Total assets                             7,508,783,320
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          105,957,126
------------------------------------------------------------
  Capital stock reacquired                         8,011,254
------------------------------------------------------------
  Deferred compensation                               83,490
------------------------------------------------------------
Options written (Premiums received
  $25,481,560)                                    25,656,250
------------------------------------------------------------
Accrued advisory fees                              3,634,922
------------------------------------------------------------
Accrued administrative services fees                  27,618
------------------------------------------------------------
Accrued directors' fees                                3,913
------------------------------------------------------------
Accrued distribution fees                          3,681,163
------------------------------------------------------------
Accrued transfer agent fees                          637,952
------------------------------------------------------------
Accrued operating expenses                           404,334
------------------------------------------------------------
      Total liabilities                          148,098,022
------------------------------------------------------------
Net assets applicable to shares outstanding   $7,360,685,298
============================================================

NET ASSETS:

Class A                                       $4,948,665,737
============================================================
Class B                                       $2,206,751,605
============================================================
Class C                                       $  138,467,127
============================================================
Institutional Class                           $   66,800,829
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    288,328,877
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    130,030,549
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      8,139,220
============================================================
Institutional Class:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      3,855,460
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        17.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.16 / 94.50%)      $        18.16
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        16.97
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        17.01
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        17.33
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:

Dividends (net of $157,812 foreign
  withholding tax)                            $   49,869,261
------------------------------------------------------------
Interest                                          25,693,052
------------------------------------------------------------
      Total investment income                     75,562,313
------------------------------------------------------------

EXPENSES:

Advisory fees                                     41,014,707
------------------------------------------------------------
Administrative services fees                         235,274
------------------------------------------------------------
Custodian fees                                       364,030
------------------------------------------------------------
Directors' fees                                       50,623
------------------------------------------------------------
Distribution fees-Class A                         13,556,239
------------------------------------------------------------
Distribution fees-Class B                         18,631,086
------------------------------------------------------------
Distribution fees-Class C                            809,325
------------------------------------------------------------
Transfer agent fees-Class A                        4,930,725
------------------------------------------------------------
Transfer agent fees-Class B                        3,087,342
------------------------------------------------------------
Transfer agent fees-Class C                          149,576
------------------------------------------------------------
Transfer agent fees-Institutional Class                6,136
------------------------------------------------------------
Other                                              1,214,166
------------------------------------------------------------
      Total expenses                              84,049,229
------------------------------------------------------------
Less:   Fees waived by advisor                    (1,130,089)
------------------------------------------------------------
      Expenses paid indirectly                      (149,110)
------------------------------------------------------------
      Net expenses                                82,770,030
------------------------------------------------------------
Net investment income (loss)                      (7,207,717)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          668,004,945
------------------------------------------------------------
  Foreign currencies                              (1,105,968)
------------------------------------------------------------
  Option contracts written                        (9,533,983)
------------------------------------------------------------
                                                 657,364,994
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        1,116,385,588
------------------------------------------------------------
  Foreign currencies                                 (47,768)
------------------------------------------------------------
  Option contracts written                           214,221
------------------------------------------------------------
                                               1,116,552,041
------------------------------------------------------------
  Net gain from investment securities,
    foreign currencies and option contracts    1,773,917,035
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,766,709,318
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1999 AND 1998

                                                                   1999               1998
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $    (7,207,717)   $   37,825,223
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      657,364,994       206,268,933
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                   1,116,552,041       254,914,824
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      1,766,709,318       499,008,980
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                          (9,134,542)      (28,039,987)
-----------------------------------------------------------------------------------------------
  Class B                                                                  --        (3,013,337)
-----------------------------------------------------------------------------------------------
  Class C                                                                  --           (47,378)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (216,682)         (445,449)
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                        (149,620,112)     (346,531,949)
-----------------------------------------------------------------------------------------------
  Class B                                                         (57,712,333)     (108,856,197)
-----------------------------------------------------------------------------------------------
  Class C                                                          (1,614,093)         (819,962)
-----------------------------------------------------------------------------------------------
  Institutional Class                                              (1,761,967)       (3,989,466)
-----------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                         151,495,357       235,195,827
-----------------------------------------------------------------------------------------------
  Class B                                                         370,892,559       350,425,592
-----------------------------------------------------------------------------------------------
  Class C                                                          84,930,162        32,069,085
-----------------------------------------------------------------------------------------------
  Institutional Class                                               9,431,197         3,464,509
-----------------------------------------------------------------------------------------------
      Net increase in net assets                                2,163,398,864       628,420,268
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           5,197,286,434     4,568,866,166
-----------------------------------------------------------------------------------------------
  End of period                                               $ 7,360,685,298    $5,197,286,434
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 4,466,453,244    $3,821,903,969
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (217,108)        9,291,857
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     613,057,085       201,250,572
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    2,281,392,077     1,164,840,036
-----------------------------------------------------------------------------------------------
                                                              $ 7,360,685,298    $5,197,286,434
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $7,049,976, undistributed net realized gains decreased by $34,849,976 and paid-in capital increased by $27,800,000 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
J. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $1,130,089. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $235,274 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $4,807,681 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $13,556,239, $18,631,086 and $809,325, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,030,454 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $96,080 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $15,483 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $76,809 and $72,301, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $149,110 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $7,032,932,257 and $6,722,183,283, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $2,293,837,834
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (24,022,713)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,269,815,121
==========================================================
Cost of investments for tax purposes is $5,209,215,491.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------   ------------
Beginning of year                                               31,202    $  8,091,351
--------------------------------------------------------------------------------------
Written                                                         62,592      40,059,097
--------------------------------------------------------------------------------------
Closed                                                         (54,607)    (18,452,621)
--------------------------------------------------------------------------------------
Exercised                                                      (14,921)     (4,076,636)
--------------------------------------------------------------------------------------
Expired                                                         (1,766)       (139,631)
--------------------------------------------------------------------------------------
End of year                                                     22,500    $ 25,481,560
======================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                       OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS         1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   -----------   ------------   --------------
International Business Machines Corp.     Jan-00     $80      12,500     $20,804,105   $25,156,250     $(4,352,145)
--------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                   Nov-99      50      10,000       4,677,455       500,000       4,177,455
--------------------------------------------------------------------------------------------------------------------
                                                              22,500     $25,481,560   $25,656,250     $  (174,690)
====================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options during the year ended October 31, 1999 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS      PAID
                                                              ---------   -----------
Beginning of year                                                   --    $        --
-------------------------------------------------------------------------------------
Purchased                                                       24,165      6,379,447
-------------------------------------------------------------------------------------
Closed                                                         (20,165)    (4,215,217)
-------------------------------------------------------------------------------------
Exercised                                                           --             --
-------------------------------------------------------------------------------------
Expired                                                         (4,000)    (2,164,230)
-------------------------------------------------------------------------------------
End of year                                                         --    $        --
=====================================================================================

NOTE 9-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                          1998
                                                           ---------------------------   ---------------------------
                                                             SHARES         AMOUNT         SHARES         AMOUNT
                                                           -----------   -------------   -----------   -------------
Sold:
  Class A                                                   51,272,783   $ 809,088,837    65,753,775   $ 868,543,898
--------------------------------------------------------------------------------------------------------------------
  Class B                                                   36,310,602     576,056,633    32,991,364     431,938,545
--------------------------------------------------------------------------------------------------------------------
  Class C                                                    6,968,661     111,866,437     2,736,777      36,139,093
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          828,138      13,421,969       568,334       7,594,968
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                   10,532,077     149,384,623    29,328,588     355,378,824
--------------------------------------------------------------------------------------------------------------------
  Class B                                                    3,894,826      54,866,091     8,807,895     105,930,618
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      107,859       1,525,822        67,166         810,828
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          134,608       1,929,704       351,483       4,295,496
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (51,731,503)   (806,978,103)  (75,327,509)   (988,726,895)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                  (16,551,587)   (260,030,165)  (14,417,738)   (187,443,571)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                   (1,788,368)    (28,462,097)     (376,288)     (4,880,836)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (372,429)     (5,920,476)     (636,014)     (8,425,955)
--------------------------------------------------------------------------------------------------------------------
                                                            39,605,667   $ 616,749,275    49,847,833   $ 621,155,013
====================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999, for a share of Class B capital stock outstanding during each of the years in the four-year period ended October 31, 1999 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during each of the two years in the period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                 1999           1998          1997          1996          1995
                                                              ----------     ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    13.32     $    13.41    $    11.19    $    10.63    $     8.90
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
Income from investment operations:
 Net investment income                                              0.02           0.12          0.10          0.19          0.15
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
 Net gains (losses) on securities (both realized and
   unrealized)                                                      4.39           1.23          2.91          1.43          2.11
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
   Total from investment operations                                 4.41           1.35          3.01          1.62          2.26
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
Less distributions:
 Dividends from net investment income                              (0.03)         (0.10)        (0.12)        (0.16)        (0.20)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
 Distributions from net realized gains                             (0.54)         (1.34)        (0.67)        (0.90)        (0.33)
------------------------------------------------------------  ----------     ----------    ----------    ----------    ----------
   Total distributions                                             (0.57)         (1.44)        (0.79)        (1.06)        (0.53)
------------------------------------------------------------  ----------     ----------    ----------    ----------
Net asset value, end of period                                $    17.16     $    13.32    $    13.41    $    11.19    $    10.63
============================================================  ==========     ==========    ==========    ==========    ==========
Total return(a)                                                    34.05%         11.20%        28.57%        16.70%        27.03%
============================================================  ==========     ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,948,666     $3,706,938    $3,466,912    $2,647,208    $1,974,417
============================================================  ==========     ==========    ==========    ==========    ==========
Ratio of expenses (exclusive of interest) to average net
 assets(b)                                                          1.05%(c)       1.08%         1.09%         1.12%         1.17%
============================================================  ==========     ==========    ==========    ==========    ==========
Ratio of net investment income to average net assets(d)             0.11%(c)       0.95%         0.79%         1.81%         1.55%
============================================================  ==========     ==========    ==========    ==========    ==========
Portfolio turnover rate                                              107%           154%          170%          164%          161%
============================================================  ==========     ==========    ==========    ==========    ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.07%, 1.10%, 1.10% for 1999-1997.
(c) Ratios are based on average net assets of $4,518,746,255.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.09%, 0.93%, 0.78% for 1999-1997.

                                                               CLASS B                                        CLASS C
                                     -----------------------------------------------------------   -----------------------------
                                        1999          1998          1997        1996      1995       1999       1998      1997
                                     ----------    ----------    ----------   --------   -------   --------    -------   -------
Net asset value, beginning of
 period                              $    13.24    $    13.37    $    11.18   $  10.62   $  9.81   $  13.27    $ 13.39   $ 13.86
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
Income from investment operations:
 Net investment income (loss)             (0.10)         0.02          0.01       0.10      0.03      (0.09)      0.02(a)     --
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
 Net gains (losses) on securities
   (both realized and unrealized)          4.37          1.22          2.89       1.45      0.80       4.37       1.23     (0.45)
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
   Total from investment operations        4.27          1.24          2.90       1.55      0.83       4.28       1.25     (0.45)
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
Less distributions:
 Dividends from net investment
   income                                    --         (0.03)        (0.04)     (0.09)    (0.02)        --      (0.03)       --
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
 Distributions from net realized
   gains                                  (0.54)        (1.34)        (0.67)     (0.90)       --      (0.54)     (1.34)    (0.02)
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
   Total distributions                    (0.54)        (1.37)        (0.71)     (0.99)    (0.02)     (0.54)     (1.37)    (0.02)
-----------------------------------  ----------    ----------    ----------   --------   -------   --------    -------   -------
Net asset value, end of period       $    16.97    $    13.24    $    13.37   $  11.18   $ 10.62   $  17.01    $ 13.27   $ 13.39
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Total return(b)                           33.06%        10.33%        27.54%     15.90%     8.48%     33.06%     10.39%    (3.24)%
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                            $2,206,752    $1,408,687    $1,056,094   $515,672   $67,592   $138,467    $37,846   $ 5,669
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Ratio of expenses (exclusive of
 interest) to average net assets(c)        1.80%(d)      1.84%(d)      1.85%      1.94%     1.98%(f)   1.80%(d)   1.84%     1.82%(f)
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Ratio of net investment income
 (loss) to average net assets(e)          (0.64)%(d)     0.19%(d)      0.03%      0.99%     0.74%(f)  (0.64)%(d)  0.19%     0.06%(f)
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======
Portfolio turnover rate                     107%          154%          170%       164%      161%       107%       154%      170%
===================================  ==========    ==========    ==========   ========   =======   ========    =======   =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.82%, 1.86%, 1.86% for 1999-1997 for Class B and 1.82%, 1.86%, 1.83%
    (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $1,863,108,558 and $80,932,531 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.66)%, 0.17%, 0.02% for 1999-1997 for Class B and (0.66)%, 0.17%, 0.04% (annualized) for 1999-1997 for Class C.
(f) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       /s/ KPMG LLP
                       ------------
                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                            OFFICERS                               OFFICE OF THE FUND
Charles T. Bauer                              Charles T. Bauer                       11 Greenway Plaza
Chairman                                      Chairman                               Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                              INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                       A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary    11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                            Gary T. Crum                           Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                         SUB-ADVISOR
Director                                      Edgar M. Larsen
Cortland Trust Inc.                           Senior Vice President                  A I M Capital Management, Inc.
                                                                                     11 Greenway Plaza
Edward K. Dunn Jr.                            Dana R. Sutton                         Suite 100
Chairman, Mercantile Mortgage Corp.;          Vice President and Treasurer           Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and      Melville B. Cox                        TRANSFER AGENT
President, Mercantile Bankshares              Vice President
                                                                                     A I M Fund Services, Inc.
Jack Fields                                   Mary J. Benson                         P.O. Box 4739
Chief Executive Officer                       Assistant Vice President and           Houston, TX 77210-4739
Texana Global, Inc.;                          Assistant Treasurer
Formerly Member                                                                      CUSTODIAN
of the U.S. House of Representatives          Sheri Morris
                                              Assistant Vice President and           State Street Bank and Trust Company
Carl Frischling                               Assistant Treasurer                    225 Franklin Street
Partner                                                                              Boston, MA 02110
Kramer, Levin, Naftalis & Frankel LLP         Renee A. Friedli
                                              Assistant Secretary                    COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer         P. Michelle Grace                      Ballard Spahr
A I M Management Group Inc.                   Assistant Secretary                    Andrews & Ingersoll, LLP
                                                                                     1735 Market Street
Prema Mathai-Davis                            Nancy L. Martin                        Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;  Assistant Secretary
Commissioner, New York City Dept. for the                                            COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,  Ofelia M. Mayo
Metropolitan Transportation Authority of      Assistant Secretary                    Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                       919 Third Avenue
                                              Lisa A. Moss                           New York, NY 10022
Lewis F. Pennock                              Assistant Secretary
Attorney                                                                             DISTRIBUTOR
                                              Kathleen J. Pflueger
Louis S. Sklar                                Assistant Secretary                    A I M Distributors, Inc.
Executive Vice President                                                             11 Greenway Plaza
Hines Interests                               Samuel D. Sirko                        Suite 100
Limited Partnership                           Assistant Secretary                    Houston, TX 77046

                                              Stephen I. Winer                       AUDITORS
                                              Assistant Secretary
                                                                                     KPMG LLP
                                                                                     700 Louisiana
                                                                                     Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Charter Fund paid ordinary dividends in the amount of $0.052 to Class A shareholders, $0.150 to Class B and Class C shareholders per share, respectively, during the Fund's tax year ended October 31, 1999. Of this amount 21.00% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $231,102,000 for Class A, Class B and Class C shares during the Fund's tax year ended October 31, 1999.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid to Class A shareholders, 5.99% was derived from U.S. Treasury obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                 MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                   leadership in the mutual fund industry since
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                1976 and managed approximately $120 billion
AIM Capital Development Fund                                                         in assets for more than 6.4 million
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS              shareholders, including individual investors,
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund    corporate clients and financial institutions,
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                   as of September 30, 1999.
AIM Mid Cap Equity Fund                      AIM Developing Markets Fund                 The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                      AIM Euroland Growth Fund(4)             Trademark-- is distributed nationwide, and AIM
AIM Mid Cap Opportunities Fund               AIM European Development Fund           today is the 10th-largest mutual fund complex
AIM Select Growth Fund                       AIM International Equity Fund           in the United States in assets under
AIM Small Cap Growth Fund(2)                 AIM Japan Growth Fund                   management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(3)          AIM Latin American Growth Fund          an independent mutual fund monitor.
AIM Value Fund                               AIM New Pacific Growth Fund
AIM Weingarten Fund
                                             GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                        AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                        AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                 GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                            AIM Global Growth & Income Fund
AIM Basic Value Fund                         AIM Global Utilities Fund
AIM Charter Fund
                                             GLOBAL INCOME FUNDS
INCOME FUNDS                                 AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                       AIM Global Government Income Fund
AIM High Yield Fund                          AIM Global Income Fund
AIM High Yield Fund II                       AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund             THEME FUNDS
AIM Limited Maturity Treasury Fund           AIM Global Consumer Products and Services Fund
                                             AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                        AIM Global Health Care Fund
AIM High Income Municipal Fund               AIM Global Infrastructure Fund
AIM Municipal Bond Fund                      AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund               AIM Global Trends Fund(6)

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        CHT-AR-1

A I M Distributors, Inc.